Exhibit 99.1

News Release
                                                       [Dana Logo]


                                            Contact:   Michelle Hards
                                                       (419) 535-4636
                                                       michelle.hards@dana.com



                DANA CORPORATION REPORTS SECOND-QUARTER EARNINGS

          ANNOUNCES CONFERENCE CALL AT 8:30 A.M. ON WEDNESDAY, JULY 23

TOLEDO, Ohio, July 22, 2003 - Dana Corporation (NYSE: DCN) today announced second-quarter sales of $2.5 billion and net income of $52 million, or 35 cents per share. This compares to sales of $2.6 billion and net income of $52 million during the same period last year.

"We entered the quarter knowing that we faced ongoing challenges within our Automotive Aftermarket Group and start-up costs associated with program launches in our Structural Solutions group," said Dana Chairman and CEO Joe Magliochetti. "Nevertheless, the benefits of the company's restructuring program helped us meet consensus earnings estimates for the quarter.

"During the second quarter, we achieved several important milestones. The divestiture of our Engine Management operations was significant as we further sharpened our focus on our core disciplines," he said. "We also continued our strong growth with global vehicle manufacturers by securing strategically important new light-axle and driveshaft business with Toyota in South Africa."

Net income for the second quarter of 2003 included a $7.5 million after-tax gain from the continuing divestiture of assets by Dana Credit Corporation (DCC). This gain was partially offset by a $2.5 million additional after-tax charge associated with the sale of a significant portion of Dana's Engine Management operations to Standard Motor Products, Inc.

The company also realized an after-tax profit of approximately $8 million associated with the sale of its Parish Structural Products (Thailand) Ltd. operation to AAPICO Hitech Public Co., Ltd. This amount represents the recovery of development costs previously expensed during the start-up of an operation that supported an Isuzu light-truck program in Thailand.


                                     (more)

(Page Two)


First-Half Results Improved
---------------------------
Dana's six-month consolidated sales were $5 billion, up from $4.9 billion during the same period last year. Net income was $93 million, or 63 cents per share, compared to a loss of $177 million, or $1.19 per share, during the first six months of 2002. Net income in 2002 reflected a charge of $220 million, or $1.48 per share, associated with the required adoption of FAS 142 related to accounting for goodwill.

"Our recent divestitures enabled us to reduce non-DCC debt by more than $130 million during the quarter," said Dana Chief Financial Officer Bob Richter. "This brought our ratio of net debt-to-capital at June 30, exclusive of DCC, down to 52.8 percent from 57.0 percent at the beginning of the year.

"The sale of DCC assets also continues to progress well," he added. "DCC has reduced its portfolio assets by $160 million so far this year and reduced its total debt outstanding by more than $145 million. As a result, DCC now has cash on hand in excess of its bank debt."

Looking Ahead: Restructuring, Transformation Actions Pave Way for Further
-------------------------------------------------------------------------
Progress
--------
Mr. Magliochetti said that while a limited number of actions remain to be completed in conjunction with the company's October 2001 restructuring plan, all of Dana's restructuring costs from the program have been accounted for and the company expects to realize the full run-rate of its restructuring benefits by the end of the year.

"We've made solid progress in reducing costs, and we've generated significant cash to reduce debt," he said. "As we put our restructuring behind us and shift our full focus to transforming Dana, we expect to realize even greater benefits from our sharpened customer focus, reduced cost structure, and technology-driven growth opportunities.

"Our recent success in securing new business with customers such as BMW, Ford, Nissan, and Toyota, to name but a few, reflects our commitment to technological leadership and underscores the progress we're making," he added.

"We look forward to building on the momentum of these achievements. We remain firmly on track to achieve our projected full-year earnings of $195 million to $215 million in 2003, and expect that earnings in 2004 will be at least
$300 million, or $2 per share," Mr. Magliochetti said.


                                     (more)

(Page Three)


Quarterly Conference Call Scheduled for 8:30 a.m. Tomorrow
----------------------------------------------------------
Dana will discuss its second-quarter results and its response to the ArvinMeritor tender offer in a conference call at 8:30 a.m. (EDT) tomorrow. The call may be accessed via Dana's web site (www.dana.com), where it will be accompanied by a brief slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 1 p.m. tomorrow. To access this recording, please dial (800) 537-8823. A webcast replay of the call will also be available at 1 p.m. tomorrow and will be accessible via the Dana web site.

Dana Corporation is a global leader in the design, engineering, and manufacture of value-added products and systems for automotive, commercial, and off-highway vehicle manufacturers and their related aftermarkets. The company employs approximately 60,000 people worldwide. Founded in 1904 and based in Toledo, Ohio, Dana operates hundreds of technology, manufacturing, and customer service facilities in 30 countries. The company reported 2002 sales of $9.5 billion.

CERTAIN STATEMENTS CONTAINED IN THIS RELEASE CONSTITUTE "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS REPRESENT DANA'S EXPECTATIONS BASED ON OUR CURRENT INFORMATION AND ASSUMPTIONS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. DANA'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE WHICH ARE ANTICIPATED OR PROJECTED DUE TO A NUMBER OF FACTORS. THESE FACTORS INCLUDE NATIONAL AND INTERNATIONAL ECONOMIC CONDITIONS; ADVERSE EFFECTS FROM TERRORISM OR HOSTILITIES; THE STRENGTH OF OTHER CURRENCIES RELATIVE TO THE U.S. DOLLAR; THE CYCLICAL NATURE OF THE GLOBAL VEHICULAR INDUSTRY; THE PERFORMANCE OF THE GLOBAL AFTERMARKET SECTOR; CHANGES IN BUSINESS RELATIONSHIPS WITH OUR MAJOR CUSTOMERS AND IN THE TIMING, SIZE AND CONTINUATION OF THEIR AND OUR PROGRAMS; THE ABILITY OF OUR CUSTOMERS AND SUPPLIERS TO ACHIEVE THEIR PROJECTED SALES AND PRODUCTION LEVELS; COMPETITIVE PRESSURES ON OUR SALES AND PRICING; INCREASES IN PRODUCTION OR MATERIAL COSTS THAT CANNOT BE RECOUPED IN PRODUCT PRICING; THE IMPACT OF OUR COLLECTIVE BARGAINING NEGOTIATIONS AND THOSE OF OUR CUSTOMERS IN THE NORTH AMERICAN LIGHT VEHICLE SECTOR; THE CONTINUED SUCCESS OF OUR COST REDUCTION AND CASH MANAGEMENT PROGRAMS AND OF OUR LONG-TERM TRANSFORMATION STRATEGY FOR THE COMPANY; COSTS ASSOCIATED WITH THE TENDER OFFER FOR OUR COMMON STOCK THAT WAS COMMENCED ON JULY 9, 2003, BY A SUBSIDIARY OF ARVINMERITOR, INC.; AND OTHER FACTORS SET OUT IN OUR PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. DANA DOES NOT UNDERTAKE TO UPDATE ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE.

                                      # # #

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

                                                      Three Months Ended June 30
                                                      --------------------------

                                                           2003          2002
                                                          -------       -------

Net sales                                                $  2,541       $ 2,576
Revenue from lease financing
  and other income                                             40            75
                                                          -------       -------
                                                            2,581         2,651
                                                          -------       -------

Costs and expenses
  Cost of sales                                             2,276         2,255
  Selling, general and
    administrative expenses                                   208           219
  Restructuring charges                                                      51
  Interest expense                                             56            65
                                                           -------      -------
                                                            2,540         2,590
                                                           -------      -------

Income before income taxes                                     41            61
Income tax expense                                             (2)          (15)
Minority interest                                              (2)           (3)
Equity in earnings
 of affiliates                                                 18            15
                                                           -------       ------

Income from continuing operations                              55            58

Loss from discontinued operations                              (3)           (6)
                                                           -------       ------
Net income                                               $     52       $    52
                                                          ========       ======
Basic earnings (loss) per share
 Income from continuing operations                       $   0.38       $  0.39
 Loss from discontinued operations                          (0.03)        (0.04)
                                                          --------       ------
Net income                                               $   0.35       $  0.35
                                                          ========       ======
Diluted earnings (loss) per share
 Income from continuing operations                       $   0.38       $  0.39
 Loss from discontinued operations                          (0.03)        (0.04)

                                                          --------       ------
Net income                                               $   0.35       $  0.35
                                                          ========       ======

Average shares outstanding -
 For Basic EPS                                                148           148
 For Diluted EPS                                              149           149

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

                                                      Six Months Ended June 30
                                                      ------------------------

                                                            2003          2002
                                                          -------       -------


Net sales                                                $ 4,983        $ 4,897
Revenue from lease financing
  and other income                                            70            128
                                                          -------       -------
                                                           5,053          5,025
                                                          -------       -------

Costs and expenses
 Cost of sales                                             4,459          4,309
 Selling, general and
  administrative expenses                                    409            440
 Restructuring charges                                                       88
 Interest expense                                            115            132
                                                          -------        ------
                                                           4,983          4,969
                                                          -------        ------

Income before income taxes                                    70             56
Income tax expense                                                          (35)
Minority interest                                             (4)            (9)
Equity in earnings
 of affiliates                                                35             33
                                                          -------        ------

Income from continuing operations
 before effect of change in accounting                       101             45

Loss from discontinued operations                             (8)            (2)
                                                          --------       ------
Income before effect of change
 in accounting                                                93             43

Effect of change in accounting                                             (220)
                                                          --------       ------
Net income (loss)                                        $    93        $  (177)
                                                          ========       ======

Basic earnings (loss) per share
 Income from continuing operations
  before effect of change in accounting                  $  0.69        $  0.30
 Loss from discontinued operations                         (0.06)         (0.01)
 Effect of change in accounting                                           (1.48)
                                                          -------        ------


Net income (loss)                                       $   0.63        $ (1.19)
                                                          =======        ======

Diluted earnings (loss) per share
 Income from continuing operations
  before effect of change in accounting                 $   0.69        $  0.30
 Loss from discontinued operations                         (0.06)         (0.01)
 Effect of change in accounting                                           (1.48)
                                                          --------       ------
 Net income (loss)                                      $   0.63        $ (1.19)
                                                          =======        ======

Average shares outstanding -
  For Basic EPS                                              148            148
  For Diluted EPS                                            149            149

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)


                                               June 30             December 31
       Assets                                   2003                   2002
       ------                                  ---------           ------------

       Current assets
         Cash and cash equivalents             $    632             $      571
         Accounts receivable
          Trade                                   1,537                  1,348
          Other                                     283                    320
         Inventories                              1,155                  1,116
         Other current assets                       692                    763
                                               ---------             ----------
          Total current assets                    4,299                  4,118
                                               ---------             ----------
       Property, plant and equipment, net         2,492                  2,556
       Investment in leases                         697                    827
       Investments and other assets               2,122                  2,052
                                               ---------             ----------
         Total assets                          $  9,610              $   9,553
                                               =========             ==========

       Liabilities and Shareholders' Equity
       ------------------------------------

       Current liabilities
         Notes payable                         $    463              $     287
         Accounts payable                         1,132                  1,004
         Other current liabilities                1,244                  1,533
                                                --------             ----------
          Total current liabilities               2,839                  2,824
                                                --------             ----------

       Long-term debt                             2,924                  3,215
       Deferred employee benefits
         and other noncurrent liabilities         1,969                  1,925
       Minority interest                             93                    107
       Shareholders' equity                       1,785                  1,482
                                                --------             ----------
         Total liabilities and
          shareholders' equity                 $  9,610              $   9,553
                                                ========             ==========

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)
                                                     Three Months Ended June 30
                                                     ---------------------------
                                                        2003             2002
                                                     ----------       ----------

          Net income                                  $     52         $     52
          Depreciation and amortization                     99              121
          Asset impairment                                   3                9
          Gain on divestitures and asset sales             (11)             (35)
          Working capital decrease (increase)              (47)              59
          Other                                            (17)              (2)
                                                      ---------       ----------
              Net cash flows - operating activities         79              204
                                                      ---------       ----------

          Purchases of property, plant and equipment       (66)             (90)
          Payments received on leases                        7               16
          Net loans to customers                             9               17
          Divestitures                                     145               62
          Asset sales                                       75               43
          Other                                              3              (12)
                                                      ---------      -----------
              Net cash flows - investing activities        173               36
                                                      ---------      -----------
          Net change in short-term debt                   (184)            (199)
          Proceeds from long-term debt                                       35
          Payments on long-term debt                       (37)             (33)
          Dividends paid                                    (2)              (2)
          Other                                             18                2
                                                      ---------      -----------
              Net cash flows - financing activities       (205)            (197)
                                                      ---------      -----------
          Net change in cash and cash equivalents           47               43
          Net change in cash - discontinued
           operations                                        1
          Cash and cash equivalents - beginning of
           period                                          584              275
                                                     ----------      -----------
          Cash and cash equivalents - end of period  $     632       $      318
                                                     ==========      ===========

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)
                                                       Six Months Ended June 30
                                                     ---------------------------

                                                        2003              2002
                                                     ----------       ----------

          Net income (loss)                          $      93        $   (177)
          Depreciation and amortization                    202             242
          Asset impairment                                   9              30
          Change in accounting for goodwill                                220
          Gain on divestitures and asset sales             (22)            (34)
          Working capital decrease (increase)             (284)             24
          Other                                            (30)            (30)
                                                     ----------       ----------
              Net cash flows - operating activities        (32)            275
                                                     ----------       ----------

          Purchases of property, plant and equipment      (142)           (165)
          Purchases of assets to be leased                                 (26)
          Payments received on leases                       16              25
          Net loans to customers                            11              14
          Divestitures                                     145              72
          Asset sales                                      179              59
          Other                                              9              15
                                                     ----------        ---------
              Net cash flows - investing activities        218              (6)
                                                     ----------        ---------

          Net change in short-term debt                    (97)           (211)
          Proceeds from long-term debt                                     285
          Payments on long-term debt                       (43)           (224)
          Dividends paid                                    (3)             (3)
          Other                                             17               3
                                                     ----------        ---------
              Net cash flows - financing activities       (126)           (150)
                                                     ----------        ---------
          Net change in cash and cash equivalents           60             119
          Net change in cash - discontinued
           operations                                        1
          Cash and cash equivalents -
           beginning of period                             571             199
                                                     ----------        ---------
          Cash and cash equivalents - end of period  $     632         $   318
                                                     ==========        =========

 Dana Corporation
 (Including Dana Credit Corporation on an Equity Basis)
 Condensed Statement of Income (Unaudited)
 (in millions)

                                                   Three Months Ended June 30
                                                -------------------------------
                                                    2003               2002
                                                -------------     --------------

       Net sales                                $    2,541         $      2,576
       Other income                                     25                   13
                                                -------------     --------------
                                                     2,566                2,589
                                                -------------     --------------

       Costs and expenses
         Cost of sales                               2,286                2,270
         Selling, general and
          administrative expenses                      192                  189
         Restructuring charges                                               51
         Interest expense                               41                   44
                                                ------------      --------------
                                                     2,519                2,554
                                                ------------      --------------
       Income before income taxes                       47                   35
       Income tax expense                              (18)                 (18)
       Minority interest                                (2)                  (3)
       Equity in earnings
         of affiliates                                  28                   44
                                                ------------      --------------
       Income from continuing operations                55                   58

       Loss from discontinued operations                (3)                  (6)
                                                ------------      --------------
       Net income                              $        52         $         52
                                                ============      ==============

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

                                                      Six Months Ended June 30
                                                  ------------------------------
                                                      2003              2002
                                                  --------------    ------------

       Net sales                                   $     4,983     $      4,897
       Other income                                         38               27
                                                  --------------    ------------

                                                         5,021            4,924
                                                  -------------     ------------
       Costs and expenses
         Cost of sales                                   4,482            4,339
         Selling, general and
          administrative expenses                          373              384
         Restructuring charges                                               88
         Interest expense                                   83               89
                                                  -------------     ------------
                                                         4,938            4,900
                                                  -------------     ------------
       Income before income taxes                           83               24
       Income tax expense                                  (33)             (34)
       Minority interest                                    (4)              (9)
       Equity in earnings
         of affiliates                                      55               64
                                                  -------------      -----------
       Income from continuing operations
         before effect of change in accounting             101               45

       Loss from discontinued operations                    (8)              (2)
                                                  -------------      -----------

       Income before effect of change
         in accounting                                      93               43

       Effect of change in accounting                                      (220)
                                                  -------------      -----------

       Net income (loss)                           $        93        $    (177)
                                                  =============      ===========

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)


                                               June 30            December 31
          Assets                                2003                 2002
          ------                            -----------         ---------------

          Current assets
            Cash and cash equivalents       $      546              $       551
            Accounts receivable
             Trade                               1,537                    1,348
             Other                                 279                      209
            Inventories                          1,155                    1,116
            Other current assets                   644                      716
                                           ------------         ---------------

             Total current assets                4,161                    3,940
                                           ------------         ---------------

          Property, plant and equipment, net     2,252                    2,253
          Investments and other assets           2,484                    2,375
                                           ------------         ---------------
            Total assets                   $     8,897             $      8,568
                                           ============         ===============

          Liabilities and Shareholders' Equity
          ------------------------------------

          Current liabilities
            Notes payable                  $       283            $          53
            Accounts payable                     1,132                    1,004
            Other current liabilities            1,382                    1,555
                                           ------------         ---------------

             Total current liabilities           2,797                    2,612
                                           ------------         ---------------

          Long-term debt                         2,263                    2,462
          Deferred employee benefits
            and other noncurrent liabilities     1,960                    1,906
          Minority interest                         92                      106
          Shareholders' equity                   1,785                    1,482
                                           ------------         ---------------
            Total liabilities and
             shareholders' equity          $     8,897            $       8,568
                                           ============         ===============

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt
(in millions)





                                                   Three Months Ended June 30
                                                 -------------------------------

                                                      2003              2002
                                                 ----------------   ------------
       Sources
          Net income                               $        52      $        52
          Depreciation                                      85               97
          Asset sales                                        2               11
          Divestitures                                     145
          Working capital decrease (increase)              (30)              34
                                                -----------------   ------------
                                                           254              194
                                                -----------------   ------------

       Uses
          Capital spend                                    (61)             (70)
          Dividends                                         (2)              (2)
          Net changes in other accounts                    (22)               6
                                                ----------------    ------------
                                                           (85)             (66)
                                                ----------------    ------------
       October 2001 restructuring cash impact
          After-tax charges                                                  42
          Cash payments                                    (20)             (39)
          Proceeds from asset sales                         17               17
                                                ----------------    ------------
                                                            (3)              20
                                                ----------------    ------------

      Cash change in net debt                    $         166       $      148
                                                ================    ============

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt
(in millions)





                                                     Six Months Ended June 30
                                                --------------------------------
                                                       2003              2002
                                                ----------------   -------------
       Sources
          Net income (loss)                      $          93      $      (177)
          Change in accounting for goodwill                                 220
                                                ----------------   ------------
          Net income before goodwill change                 93               43
          Depreciation                                     171              195
          Asset sales                                        6               11
          Divestitures                                     145               10
          Working capital decrease (increase)             (222)              24
                                                ----------------   ------------
                                                           193              283
                                                ---------------    ------------
       Uses
          Capital spend                                   (133)            (134)
          Dividends                                         (3)              (3)
          Net changes in other accounts                    (30)             (26)
                                                ----------------   ------------
                                                          (166)            (163)
                                                ----------------   ------------
       October 2001 restructuring cash impact
          After-tax charges                                                  79
          Cash payments                                    (64)             (78)
          Proceeds from asset sales                         37               19
                                                ----------------   ------------
                                                           (27)              20
                                                ----------------   ------------
      Cash change in net debt                   $            -      $       140
                                                ================  =============

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)
                                   Three Months Ended June 30, 2003
                        ------------------------------------------------------

                            Dana
                         with DCC on               Elimination      Dana
                         Equity Basis      DCC       Entries     Consolidated
                        --------------   -------   -----------   ------------

Net sales               $        2,541   $         $               $    2,541
Other income                        25        36          (21)             40
                        ---------------   -------   -----------   ------------
                                 2,566        36          (21)          2,581
                        ---------------   -------   -----------   ------------
Costs and expenses
  Cost of sales                  2,286                    (10)          2,276
  Selling, general and
    administrative
    expenses                       192        26          (10)            208
  Interest expense                  41        15                           56
                        ---------------   -------   -----------   ------------
                                 2,519        41          (20)          2,540
                        ---------------   -------   -----------   ------------
Income (loss) before
  income taxes                      47        (5)          (1)             41
Income tax benefit
  (expense)                        (18)       16                           (2)
Minority interest                   (2)                                    (2)
Equity in earnings of
  affiliates                        28         4          (14)             18
                        ---------------   -------   -----------   ------------
Income from continuing
  operations                        55        15          (15)             55
Loss from discontinued
  operations                        (3)                                    (3)
                        ---------------   -------   -----------   ------------
Net income              $           52    $   15    $     (15)    $        52
                        ===============   =======   ===========   ============

        This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)
                                     Six Months Ended June 30, 2003
                        ------------------------------------------------------

                            Dana
                         with DCC on               Elimination      Dana
                         Equity Basis      DCC       Entries     Consolidated
                        --------------   -------   -----------   ------------

Net sales               $        4,983   $         $              $     4,983
Other income                        38        74          (42)             70
                        ---------------   -------   -----------   ------------
                                 5,021        74          (42)          5,053
                        ---------------   -------   -----------   ------------
Costs and expenses
  Cost of sales                  4,482                    (23)          4,459
  Selling, general and
    administrative
    expenses                       373        55          (19)            409
  Interest expense                  83        32                          115
                        ---------------   -------   -----------   ------------
                                 4,938        87          (42)          4,983
                        ---------------   -------   -----------   ------------
Income (loss) before
  income taxes                      83       (13)           -              70
Income tax benefit
  (expense)                        (33)       33                           -
Minority interest                   (4)                                    (4)
Equity in earnings of
  affiliates                        55        11          (31)             35
                        ---------------   -------   -----------   ------------
Income from continuing
 operations                        101        31          (31)            101
Loss from discontinued
 operations                         (8)                                    (8)
                        ---------------   -------   -----------   ------------
Net income              $           93    $   31    $     (31)    $        93
                        ===============   =======   ===========   ============

        This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)
                                  Three Months Ended June 30, 2002
                        ------------------------------------------------------

                            Dana
                         with DCC on               Elimination      Dana
                         Equity Basis      DCC       Entries     Consolidated
                        --------------   -------   -----------   ------------

Net sales               $        2,576   $         $              $     2,576
Other income                        13        96          (34)             75
                        ---------------   -------   -----------   ------------
                                 2,589        96          (34)          2,651
                        ---------------   -------   -----------   ------------
Costs and expenses
  Cost of sales                  2,270                    (15)          2,255
  Selling, general and
    administrative
    expenses                       189        44          (14)            219
  Restructuring
    charges                         51                                     51
  Interest expense                  44        21                           65
                        ---------------   -------   -----------   ------------
                                 2,554        65          (29)          2,590
                        ---------------   -------   -----------   ------------
Income before
  income taxes                      35        31           (5)             61
Income tax benefit
  (expense)                        (18)        1            2             (15)
Minority interest                   (3)                                    (3)
Equity in earnings of
  affiliates                        44         6          (35)             15
                        ---------------   -------   -----------   ------------
Income from continuing
  operations                        58        38          (38)             58
Loss from discontinued
  operations                        (6)                                    (6)
                        ---------------   -------   -----------   ------------
Net income              $           52    $   38    $     (38)    $        52
                        ===============   =======   ===========   ============

        This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)
                                    Six Months Ended June 30, 2002
                        ------------------------------------------------------

                            Dana
                         with DCC on               Elimination      Dana
                         Equity Basis      DCC       Entries     Consolidated
                        --------------   -------   -----------   ------------

Net sales               $        4,897   $         $              $     4,897
Other income                        27       164          (63)            128
                        ---------------   -------   -----------   ------------
                                 4,924       164          (63)          5,025
                        ---------------   -------   -----------   ------------
Costs and expenses
  Cost of sales                  4,339                    (30)          4,309
  Selling, general and
    administrative
    expenses                       384        83          (27)            440
  Restructuring
    charges                         88                                     88
  Interest expense                  89        43                          132
                        ---------------   -------   -----------   ------------
                                 4,900       126          (57)          4,969
                        ---------------   -------   -----------   ------------
Income before
  income taxes                      24        38           (6)             56
Income tax expense                 (34)       (3)           2             (35)
Minority interest                   (9)                                    (9)
Equity in earnings of
  affiliates                        64        13          (44)             33
                        ---------------   -------   -----------   ------------
Income from continuing
  operations                        45        48          (48)             45
Loss from discontinued
  operations                        (2)                                    (2)
                        ---------------   -------   -----------   ------------
Income before effect
  of change in accounting           43        48          (48)             43
Effect of change in
  accounting                      (220)                                  (220)
                        ---------------   -------   -----------   ------------
Net income (loss)       $         (177)    $  48    $     (48)    $      (177)
                        ===============   =======   ===========   ============

        This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)



                                                                            June 30, 2003
                                                 --------------------------------------------------------------


                                                     Dana
                                                  with DCC on                  Elimination           Dana
          Assets                                  Equity Basis       DCC         Entries         Consolidated
          ------                                 --------------   ---------   --------------   ----------------

          Current assets
            Cash and cash equivalents             $        546     $   86      $                $          632
            Accounts receivable
             Trade                                       1,537                                           1,537
             Other                                         279          4                                  283
            Inventories                                  1,155                                           1,155
            Other current assets                           644        219            (171)                 692
                                                 --------------   ---------   --------------   ----------------
             Total current assets                        4,161        309            (171)               4,299
                                                 --------------   ---------   --------------   ----------------
          Property, plant and equipment, net             2,252         16             224                2,492
          Investment in leases                                        921            (224)                 697
          Investments and other assets                   2,484        539            (901)               2,122
                                                 --------------   ---------   --------------   ----------------
            Total assets                          $      8,897     $1,785      $   (1,072)      $        9,610
                                                 ==============   =========   ==============   ================
          Liabilities and Shareholders' Equity
          ------------------------------------
          Current liabilities
            Notes payable                         $        283     $  180      $                $          463
            Accounts payable                             1,132                                           1,132
            Other current liabilities                    1,382         33            (171)               1,244
                                                  -------------   ---------   --------------   ----------------
             Total current liabilities                   2,797        213            (171)               2,839
                                                  -------------   ---------   --------------   ----------------
          Long-term debt                                 2,263        661                                2,924
          Deferred employee benefits
            and other noncurrent liabilities             1,960        604            (595)               1,969
          Minority interest                                 92          1                                   93
          Shareholders' equity                           1,785        306            (306)               1,785
                                                 --------------   ---------   --------------   ----------------
            Total liabilities and
             shareholders' equity                 $      8,897     $1,785      $   (1,072)      $        9,610
                                                ==============   =========   ==============   ================


             This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana
             Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.


                                                                                                                   Page 15

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)



                                                                        December 31, 2002
                                                  ------------------------------------------------------------


                                                     Dana
                                                  with DCC on                  Elimination           Dana
          Assets                                  Equity Basis       DCC         Entries         Consolidated
          ------                                 --------------   ---------   --------------   ----------------

          Current assets
            Cash and cash equivalents             $        551     $   20      $                $         571
            Accounts receivable
             Trade                                       1,348                                          1,348
             Other                                         209        111                                 320
            Inventories                                  1,116                                          1,116
            Other current assets                           716        105             (58)                763
                                                 --------------   ---------   --------------   ----------------
             Total current assets                        3,940        236             (58)              4,118
                                                 --------------   ---------   --------------   ----------------
          Property, plant and equipment, net             2,253         39             264               2,556
          Investment in leases                                      1,091            (264)                827
          Investments and other assets                   2,375        569            (892)              2,052
                                                 --------------   ---------   --------------   ----------------
            Total assets                          $      8,568     $1,935      $     (950)      $       9,553
                                                 ==============   =========   ==============   ================
          Liabilities and Shareholders' Equity
          ------------------------------------
          Current liabilities
            Notes payable                         $         53     $  234      $                $         287
            Accounts payable                             1,004                                          1,004
            Other current liabilities                    1,555         37             (59)              1,533
                                                  -------------   ---------   --------------   ----------------
             Total current liabilities                   2,612        271             (59)              2,824
                                                  -------------   ---------   --------------   ----------------
          Long-term debt                                 2,462        753                               3,215
          Deferred employee benefits
            and other noncurrent liabilities             1,906        639            (620)              1,925
          Minority interest                                106          1                                 107
          Shareholders' equity                           1,482        271            (271)              1,482
                                                 --------------   ---------   --------------   ----------------
            Total liabilities and
             shareholders' equity                 $      8,568     $1,935      $     (950)      $       9,553

                                                 ==============   =========   =============    ================


             This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana
             Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.


                                                                                                                   Page 16

Dana Corporation
Consolidating Cash Flow Impact on Net Debt
(in millions)




                                                                Three Months Ended June 30, 2003
                                               --------------------------------------------------------------


                                                    Dana
                                                with DCC on                  Elimination           Dana
                                                Equity Basis       DCC         Entries         Consolidated
                                               --------------   ---------   --------------   -----------------
Sources
  Net income                                    $         52     $    15     $       (15)     $           52
  Depreciation                                            85          14                                  99
  Asset sales                                              2          57              (1)                 58
  Divestitures                                           145                                             145
  Working capital decrease (increase)                    (30)          4              (1)                (27)
                                              ----------------   ---------   -------------   -----------------
                                                         254          90             (17)                327
                                              ----------------   ---------   -------------   -----------------
Uses
  Capital Spend                                          (61)         (3)             (2)                (66)
  Dividends                                               (2)                                             (2)
  Net changes in other accounts                          (22)         27              19                  24
                                              ----------------   ---------   -------------   -----------------
                                                         (85)         24              17                 (44)
                                              ----------------   ---------   -------------   -----------------
October 2001 restructuring cash impact
  Cash payments                                          (20)                                            (20)
  Proceeds from asset sales                               17                                              17
                                              ----------------   ---------   -------------   -----------------
                                                          (3)          -               -                  (3)
                                              ----------------   ---------   -------------   -----------------
Cash change in net debt                        $         166      $  114      $        -      $          280
                                              ================   =========   =============   =================

Analysis of components of increase
  (decrease) in net debt:
  Net change in short-term debt                $        (162)     $  (26)    $               $          (188)
  Proceeds from long-term debt                            18                                              18
  Debt assumed by buyer                                              (32)                                (32)
  Payments on long-term debt                             (18)        (12)                                (30)
  Change in cash                                          (4)        (44)                                (48)
                                              -----------------   --------   -------------   -----------------
Cash change in net debt                                 (166)       (114)              -                (280)
  Non-cash changes in net debt                            28                                              28
                                              -----------------   --------   -------------   -----------------
Total change in net debt                       $        (138)      $(114)     $        -      $         (252)
                                              =================   ========   =============   =================

             This consolidating statement provides a reconciliation of the amounts presented for Dana with
             Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a
             fully consolidated basis.                                                                   Page 17

Dana Corporation
Consolidating Cash Flow Impact on Net Debt
(in millions)


                                                                Six Months Ended June 30, 2003
                                               --------------------------------------------------------------


                                                    Dana
                                                with DCC on                  Elimination           Dana
                                                Equity Basis       DCC         Entries         Consolidated
                                               --------------   ---------   --------------   -----------------
Sources
  Net income                                    $         93     $     31     $     (31)       $         93
  Depreciation                                           171           31                               202
  Asset sales                                              6          137            (1)                142
  Divestitures                                           145                                            145
  Working capital decrease (increase)                   (222)          (4)            6                (220)
                                              ----------------   ---------   -------------   -----------------
                                                         193          195           (26)                362
                                              ----------------   ---------   -------------   -----------------
Uses
  Capital spend                                         (133)         (8)            (1)               (142)
  Dividends                                               (3)                                            (3)
  Net changes in other accounts                          (30)         25             27                  22
                                              ----------------   ---------   -------------   -----------------
                                                        (166)         17             26                (123)
                                              ----------------   ---------   -------------   -----------------
October 2001 restructuring cash impact
  Cash payments                                          (64)                                           (64)
  Proceeds from asset sales                               37                                             37
                                              ----------------   ---------   -------------   -----------------
                                                         (27)         -               -                 (27)
                                              ----------------   ---------   -------------   -----------------
Cash change in net debt                        $           -      $  212      $       -      $          212
                                              ================   =========   =============   =================

Analysis of components of increase
  (decrease) in net debt:
  Net change in short-term debt                $          (5)     $  (96)     $               $        (101)
  Proceeds from long-term debt                            18                                             18
  Debt assumed by buyer                                              (32)                               (32)
  Payments on long-term debt                             (18)        (18)                               (36)
  Change in cash                                           5         (66)                               (61)
                                              -----------------   --------   -------------   -----------------
Cash change in net debt                                    -        (212)              -               (212)
  Non-cash changes in net debt                            36                                             36
                                              -----------------   --------   -------------   -----------------
Total change in net debt                       $          36     $  (212)      $       -      $        (176)
                                              =================   ========   =============   =================

             This consolidating statement provides a reconciliation of the amounts presented for Dana with
             Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a
             fully consolidated basis.                                                              Page 18

Dana Corporation
Consolidating Cash Flow Impact on Net Debt
(in millions)


                                                                Three Months Ended June 30, 2002
                                               --------------------------------------------------------------


                                                    Dana
                                                with DCC on                  Elimination           Dana
                                                Equity Basis       DCC         Entries         Consolidated
                                               --------------   ---------   --------------   -----------------
Sources
  Net income                                    $         52     $    38     $       (38)     $           52
  Depreciation                                            97          24                                 121
  Asset Sales                                             11                          15                  26
  Divestitures                                                        62                                  62
  Working capital decrease (increase)                     34          (9)             17                  42
                                              ----------------   ---------   -------------   -----------------
                                                         194         115              (6)                303
                                              ----------------   ---------   -------------   -----------------
Uses
  Capital spend                                          (70)                        (20)                (90)
  Dividends                                               (2)                                             (2)
  Net changes in other accounts                            6         (23)             26                   9
                                              ----------------   ---------   -------------   -----------------
                                                         (66)        (23)              6                 (83)
                                              ----------------   ---------   -------------   -----------------
October 2001 restructuring cash impact
  After-tax charges                                       42                                              42
  Cash payments                                          (39)                                            (39)
  Proceeds from asset sales                               17                                              17
                                              ----------------   ---------   -------------   -----------------
                                                          20           -               -                  20
                                              ----------------   ---------   -------------   -----------------
Cash change in net debt                        $         148      $   92      $        -      $          240
                                              ================   =========   =============   =================

Analysis of components of increase
  (decrease) in net debt:
  Net change in short-term debt                $         (91)     $ (108)     $               $         (199)
  Proceeds from long-term debt                                        35                                  35
  Payments on long-term debt                             (11)        (22)                                (33)
  Change in cash                                         (46)          3                                 (43)
                                              -----------------   --------   -------------   -----------------
Cash change in net debt                                 (148)        (92)              -                (240)
  Non-cash changes in net debt                            86           5                                  91
                                              -----------------   --------   -------------   -----------------
Total change in net debt                       $         (62)      $ (87)     $        -      $         (149)
                                              =================   ========   =============   =================

             This consolidating statement provides a reconciliation of the amounts presented for Dana with
             Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.
                                                                                                                   Page 19

Dana Corporation
Consolidating Cash Flow Impact on Net Debt
(in millions)



                                                                  Six Months Ended June 30, 2002
                                               --------------------------------------------------------------


                                                    Dana
                                                with DCC on                  Elimination           Dana
                                                Equity Basis       DCC         Entries         Consolidated
                                               --------------   ---------   --------------   -----------------
Sources
  Net income (loss)                             $       (177)    $    48     $       (48)     $         (177)
  Change in accounting for goodwill                      220                                             220
                                               --------------   ----------   -------------   -----------------
  Net income (loss) before goodwill change                43          48             (48)                 43
  Depreciation                                           195          47                                 242
  Asset Sales                                             11                          29                  40
  Divestitures                                            10          62                                  72
  Working capital decrease (increase)                     24         (12)             11                  23
                                              ----------------   ---------   -------------   -----------------
                                                         283         145              (8)                420
                                              ----------------   ---------   -------------   -----------------
Uses
  Capital spend                                         (134)         (2)            (29)               (165)
  Dividends                                               (3)                                             (3)
  Net changes in other accounts                          (26)        (14)             37                  (3)
                                              ----------------   ---------   -------------   -----------------
                                                        (163)        (16)              8                (171)
                                              ----------------   ---------   -------------   -----------------
October 2001 restructuring cash impact
  After-tax charges                                       79                                              79
  Cash payments                                          (78)                                            (78)
  Proceeds from asset sales                               19                                              19
                                              ----------------   ---------   -------------   -----------------
                                                          20           -              -                   20
                                              ----------------   ---------   -------------   -----------------
Cash change in net debt                        $         140      $  129     $        -      $           269
                                              ================   =========   =============   =================

Analysis of components of increase
  (decrease) in net debt:
  Net change in short-term debt                $        (125)     $  (86)     $               $         (211)
  Proceeds from long-term debt                           250          35                                 285
  Payments on long-term debt                            (146)        (78)                               (224)
  Change in cash                                        (119)                                           (119)
                                              -----------------   --------   -------------   -----------------
Cash change in net debt                                 (140)       (129)               -               (269)
  Non-cash changes in net debt                            51           5                                  56
                                              -----------------   --------   -------------   -----------------
Total change in net debt                       $         (89)     $ (124)      $        -      $        (213)
                                              =================   ========   =============   =================

             This consolidating statement provides a reconciliation of the amounts presented for Dana with
             Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.
                                                                                                                   Page 20


                              INVESTOR RELATIONS
                                DANA CORPORATION
                  QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
                       FOR SIX MONTHS ENDED JUNE 30, 2003
                                 (IN MILLIONS)


                           EXTERNAL SALES       INTER-SEGMENT SALES     EBIT    OPERATING PAT   NET PROFIT      NET ASSETS
                           --------------       -------------------     ----    -------------   ----------      ----------
                           03       02          03            02      03    02    03        02    03     02       03       02
                           --       --          --            --      --    --    --        --    --     --       --       --

AUTOMOTIVE SYSTEMS      $ 1,878   $ 1,818     $ 62          $ 46    $ 99  $ 111  $ 82     $ 88  $ 40   $ 44     $ 1,891  $ 1,845
GROUP

AUTOMOTIVE                1,085     1,121        7             8      53     90    33       55     4     24       1,035    1,049
AFTERMARKET GROUP

ENGINE AND FLUID          1,036     1,023       46            51      70     67    45       44    23     20       1,027      976
MANAGEMENT GROUP

HEAVY VEHICLE               954       905       41            53      55     54    34       33     8      8         643      694
TECHNOLOGIES AND
SYSTEMS GROUP

DANA COMMERCIAL                                                                    12       17    12     17         306      250
CREDIT

OTHER                        30        30        3             8    (116)  (114) (122)    (135)   (3)   (11)         (8)      57
                          ------    -----      ----          ----   -----  ----- -----    -----   ---   ----       -----     -----
CONTINUING OPERATIONS     4,983     4,897      159           166     161    208    84      102    84    102       4,894    4,871

DISCONTINUED
OPERATIONS                                                            (9)   (11)   (6)      (7)   (6)    (7)

UNUSUAL ITEMS EXCLUDED
FROM PERFORMANCE
MEASUREMENT                                                           (8)  (109)   15      (52)   15    (52)

EFFECT OF CHANGE IN
ACCOUNTING                                                                                (220)        (220)

                          -----     -----      ---           ---     ---    --    --     -----   ---  -----       -----    -----

CONSOLIDATED            $ 4,983   $ 4,897    $ 159         $ 166   $ 144   $ 88  $ 93   $ (177)  $93 $ (177)    $ 4,894  $ 4,871
                          =====     =====      ===           ===   =====  ===== =====    =====   ===  =====       =====    =====
NORTH AMERICA           $ 3,591   $ 3,727     $ 43          $ 18   $ 164  $ 254 $ 105   $  160   $26   $ 72     $ 3,019  $ 3,101

EUROPE                      882       751       42            37      51     28    46       29    26     11       1,176    1,129

SOUTH AMERICA               249       250       90            89      32     32    20       19    14     13         352      354

ASIA PACIFIC                261       169        1                    24      6    15        4     8     (1)        166      172

DANA COMMERCIAL                                                                    12       17    12     17         306      250
CREDIT

OTHER                                                               (110)  (112) (114)    (127)   (2)   (10)       (125)    (135)
                          -----     -----      ---           ---     ---    ---   ---    -----   ---   -----      -----    -----
CONTINUING OPERATIONS     4,983     4,897      176           144     161    208    84      102    84    102       4,894    4,871

DISCONTINUED                                                          (9)   (11)   (6)      (7)   (6)    (7)
OPERATIONS

UNUSUAL ITEMS EXCLUDED                                                (8)  (109)   15      (52)   15    (52)
FROM PERFORMANCE
MEASUREMENT

EFFECT OF CHANGE IN                                                                       (220)        (220)
ACCOUNTING

                          -----    -----       ---            ---     ---   ---   ---    -----   ---  -----       -----    -----

CONSOLIDATED            $ 4,983  $ 4,897     $ 176         $ 144   $ 144   $ 88  $ 93    $(177)  $93 $ (177)    $ 4,894  $ 4,871
                          =====    =====       ===           ===     ===    ===   ===    =====   ===  =====       =====    =====

INFORMATION FOR           155      413         6              33                                                    (15)     381
DISCONTINUED
OPERATIONS
                          =====    =====       ===           ===                                                  =====    =====


See Notes 20 and 21 in Dana's 2002 Annual Report for further information (WWW.DANA.COM)

FOR MORE INFORMATION
(WWW.DANA.COM) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Michelle.Hards@Dana.com or Karen.Crawford@Dana.com
Dana Investor Relations 419-535-4635

                               INVESTOR RELATIONS
                                DANA CORPORATION
                   QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
                                    Q2-2003
                                 (IN MILLIONS)


                             EXTERNAL SALES  INTER-SEGMENT SALES      EBIT         OPERATING PAT      NET PROFIT        NET ASSETS
                             --------------  -------------------      ----         -------------      ----------        ----------
                                 03      02       03      02      03       02       03       02       03      02       03       02
                                 --      --       --      --      --       --       --       --       --      --       --       --
AUTOMOTIVE SYSTEMS GROUP      $  935  $  945    $  31   $  25  $  56    $  66    $  46    $  50    $  25   $  28  $  1,891  $  1,845
AUTOMOTIVE AFTERMARKET
    GROUP                        572     587        3       4     28       54       18       33        2      17     1,035     1,049
ENGINE AND FLUID
    MANAGEMENT GROUP             518     532       23      26     34       41       22       27       10      14     1,027       976
HEAVY VEHICLE TECHNOLOGIES
    AND SYSTEMS GROUP            500     497       20      27     30       37       18       23        5       9       643       694
DANA COMMERCIAL CREDIT                                                               6        7        6       7       306       250
OTHER                             16      15        2       3    (62)     (62)     (62)     (70)              (5)       (8)       57
                               -----   -----      ----     ----  ----     ----     ----     ----     ----     ----      ----     ---
CONTINUING OPERATIONS          2,541   2,576       79      85     86      136       48       70       48      70     4,894     4,871

DISCONTINUED OPERATIONS                                           (2)      (5)      (1)      (3)      (1)     (3)
UNUSUAL ITEMS EXCLUDED
    FROM PERFORMANCE
    MEASUREMENT                                                   (8)     (63)       5      (15)       5     (15)
EFFECT OF CHANGE
    IN ACCOUNTING
                            --------  --------  -----  -----   -----    -----    -----    -----    -----   -----  --------  --------
CONSOLIDATED                $  2,541  $  2,576  $  79  $  85   $  76    $  68    $  52    $  52    $  52   $  52  $  4,894  $  4,871
                            ========  ========  =====  =====   =====    =====    =====    =====    =====   =====  ========  ========

NORTH AMERICA               $  1,811  $  1,969  $  21  $   7   $  90    $ 155    $  60    $  97    $  17   $  53  $  3,019  $  3,101
EUROPE                           452       385     22     19      24       11       21       13       10       4     1,176     1,129
SOUTH AMERICA                    138       130     47     47      21       23       13       14        9      11       352       354
ASIA PACIFIC                     140        92      -             13        4        8        3        4       -       166       172
DANA COMMERCIAL CREDIT                                                               6        7        6       7       306       250
OTHER                                                            (62)     (57)     (60)     (64)       2      (5)     (125)    (135)
                            --------  --------  -----  -----   ------    -----    -----   ------   -----   ------  --------  -------
CONTINUING OPERATIONS          2,541     2,576     90     73      86      136       48       70       48      70     4,894     4,871

DISCONTINUED OPERATIONS                                           (2)      (5)      (1)      (3)      (1)     (3)
UNUSUAL ITEMS EXCLUDED
    FROM PERFORMANCE
    MEASUREMENT                                                   (8)     (63)       5      (15)       5     (15)
EFFECT OF CHANGE
    IN ACCOUNTING
                            --------  --------  -----  -----   -----    -----    -----    -----    -----   -----  --------  --------
    CONSOLIDATED            $  2,541  $  2,576  $  90  $  73   $  76    $  68    $  52    $  52    $  52   $  52   $ 4,894   $ 4,871
INFORMATION FOR             ========  ========  =====  =====   =====    =====    =====    =====    =====   =====  ========  ========
    DISCONTINUED
    OPERATIONS                    75       213      3     17                                                           (15)      381
                            ========  ========  =====  =====                                                      ========  ========

See Notes 20 and 21 in Dana's 2002 Annual Report for further information (WWW.DANA.COM)

FOR MORE INFORMATION
(WWW.DANA.COM) - Dial-For-Dana U.S. or Canada 800-537-8823;  OH  800-472-8810
E-Mail Michelle.Hards@Dana.com or Karen.Crawford@Dana.com
Dana Investor Relations 419-535-4635